UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549
                            FORM 8-K
                         CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D)
             OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 19, 2005


                             VALCOM, INC.


(Exact name of Registrant as specified in charter)
DELAWARE                     000-28416             58-1700840
(State or other jurisdiction (Commission File Number)   (IRS Employer
of incorporation)                                     Identification
Number)


                        41 NORTH MOJAVE ROAD
                   LAS VEGAS, NEVADA  89101-4812
             (Address of principal executive offices)
    Registrant's telephone number, including area code: (702) 385-9000

               28309 AVENUE CROCKER, VALENCIA, CA 91355
     (Former name or former address, if changed since last report)






ITEM 8.1. OTHER EVENTS


The Company?s Change of address from 28309 Avenue Crocker, Valencia, California 91355 to 41 North Mojave Road, Las Vegas, Nevada 89101-4812

 					SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 19, 2005                   	VALCOM, INC.
		                	By: /s/ VINCE VELLARDITA
                                        ----------------------------
                                          VINCE VELLARDITA
                                          PRESIDENT